Intangible Assets	12 Months Ended
Dec. 31, 2020
Disclosure Of Intangible Assets [Abstract]
Intangible Assets
11	Intangible Assets

(in thousands)	Goodwill	Concessions, licenses, in-process R&D and similar rights	Advance payments	Total
Acquisition costs
As of January 1, 2019	€534	€101,853	€1,497	€103,883
Additions	-	11,744	1,529	13,273
Disposals	-	(133)	(477)	(610)
Reclassifications	-	146	(146)	-
Currency differences	-	(23)	-	(23)
Acquisition of subsidiaries and businesses	2,444	2,726	-	5,170
As of December 31, 2019	€2,978	€116,313	€2,403	€121,693
As of January 1, 2020	€2,978	€116,313	€2,403	€121,693
Additions	-	4,187	4,426	8,613
Disposals	-	(5,435)	(643)	(6,078)
Reclassifications	-	233	(233)	-
Currency differences	(6,750)	(3,897)	-	(10,647)
Acquisition of subsidiaries and businesses	57,469	35,845	-	93,314
As of December 31, 2020	€53,697	€147,246	€5,953	€206,895

(in thousands)	Goodwill	Concessions, licenses, in-process R&D and similar rights	Advance payments	Total
Cumulative depreciation and impairment charges
As of January 1, 2019	-	€15,842	-	€15,842
Depreciation	-	16,502	-	16,502
Disposals	-	(81)	-	(81)
Reclassifications	-	-	-	-
Currency differences	-	(3)	-	(3)
As of December 31, 2019	-	€32,260	-	€32,260
As of January 1, 2020	-	€32,260	-	€32,260
Depreciation	-	16,627	-	16,627
Disposals	-	(5,410)	-	(5,410)
Reclassifications	-	-	-	-
Currency differences	-	(72)	-	(72)
As of December 31, 2020	-	€43,405	-	€43,405

(in thousands)	Goodwill	Concessions, licenses, in-process R&D and similar rights	Advance payments	Total
Carrying amount
As of January 1, 2019	€534	€86,011	€1,497	€88,042
As of December 31, 2019	€2,978	€84,053	€2,403	€89,434
As of December 31, 2020	€53,697	€103,841	€5,953	€163,490

Goodwill and intangible assets with indefinite useful lives

For impairment testing, goodwill acquired through business combinations has been allocated to the cash-generating units (CGU) as shown in the following table:

	CGU Immunotherapies		External Product Sales of JPT		Total
(in thousands)	As of December 31, 2020	As of December 31, 2019	As of December 31, 2020	As of December 31, 2019	As of December 31, 2020	As of December 31, 2019
Goodwill	€53,163	€2,444	€534	€534	€53,697	€2,978

The Group performs its annual goodwill impairment test for the respective year as of October 1. As a result of the change to one reportable segment (Note 2.1), BioNTech evaluated the implications on its determination of CGUs for allocation of goodwill. As a result, two CGUs were identified:

•

The Immunotheraopies CGU focuses on the development of therapies to address a range of rare and infectious diseases and includes BioNTech’s broad pipeline includes mRNA-based immune activators, antigen-targeting T-cells and antibodies, and defined immunomodulators of various immune cell mechanisms.

•	The External Products Sales of JPT Peptide Technologies GmbH CGU includes the distribution of innovative peptide-based products to external customers.

CGU Immunotherapies

The recoverable amount of the CGU Immunotherapies has been determined based on a value in use calculation using cash flow projections from financial budgets approved by the Management Board covering a fifteen-year period. The projected cash flows have been updated to reflect the near-term effect from BioNTech’s COVID-19 vaccine. The discount rate applied to cash flow projections is 8.9% and cash flows beyond the forecast period are extrapolated using a 1.0% growth rate that is the same as the long-term average growth rate for the biotech industry. It was concluded that the fair value less costs of disposal did not exceed the value in use. As a result of the analysis, management did not identify an impairment for this CGU.

CGU External Product Sales of JPT Peptide Technologies GmbH

The recoverable amount of the CGU External Product Sales of JPT Peptide Technologies GmbH has been determined based on a value in use calculation using cash flow projections from financial budgets approved by senior management covering a ten-year period. The discount rate applied to cash flow projections is 7.9% and cash flows beyond the forecast period are extrapolated using a 1.0% growth rate which is in line with industry standard. It was concluded that the fair value less costs of disposal did not exceed the value in use. As a result of the analysis, management did not identify an impairment for this CGU.

Key assumptions used in value in use calculations and sensitivity to changes in assumptions

The calculation of value in use for both CGUs, Immunotherapies and External Product Sales of JPT Peptide Technologies GmbH, is most sensitive to the following assumptions:

•	Discount rates
•	Growth rates used to extrapolate cash flows beyond the forecast period

Discount rates − Discount rates represent the current market assessment of the risks specific to the CGU, taking into consideration the time value of money and individual risks of the underlying assets that have not been incorporated in the cash flow estimates. The discount rate calculation is based on the specific circumstances of the Group and the respective CGU. It is derived from its weighted average cost of capital (WACC). The WACC takes into account both debt and equity. The cost of equity is derived from the expected return on investment by the Group’s investors. The cost of debt is based on the interest-bearing borrowings the Group is obliged to service. CGU-specific risk is incorporated by applying individual beta factors. The beta factors are evaluated annually based on publicly available market data. Adjustments to the discount rate are made to factor in the specific amount and timing of the future tax flows in order to reflect a pre-tax discount rate.

An increase in the discount rate to 9.4% (i.e., +1.5%point) in the CGU External Product Sales of JPT Peptide Technologies GmbH would result in a goodwill impairment as of October 1, 2020. With respect to the CGU Immunotherapies, no reasonable rise in the discount rate would result in an impairment.

Growth rate estimates − Rates are based on published industry research. Management recognizes that the speed of technological change and the possibility of new entrants (further market approvals) can have a significant impact on growth rate assumptions. The effect of new entrants is not expected to have an adverse impact on the forecasts, but could yield a reasonably possible alternative to the estimated long-term growth rate of 1.0%.

With respect to both CGUs, no reasonable reduction in the growth rate estimate would result in an impairment.

In general, BioNTech concluded that no reasonable possible change of key assumptions on which the calculation of the recoverable amount is based would cause the carrying amount of the CGU to exceed its recoverable amount.

Intangible Assets not yet Available for Use

Intangible assets not yet available for use did not exist in the years ended December 31, 2020 and December 31, 2019.

Non-Current assets by Region

As of December 31, 2020 and December 31, 2019, non-current assets comprised €89.2 million respectively €3.8 million intangible assets, property, plant and equipment, right-of-use assets and other assets of our subsidiaries incorporated in the United States respectively. The remaining non-current assets relate to subsidiaries incorporated in Germany.